UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2026

Nuburu, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39489	85-1288435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 Cook Street Suite 100
Denver, Colorado		80206
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (303) 780-7389

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BURU	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 17, 2026, Nuburu, Inc. (the “Company”) consummated a best efforts public offering (the “Offering”) of an aggregate of (i) 58,379,137 shares (the “Shares”) of common stock, par value $0.0001 per share (“Common Stock”), of the Company, (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to 50,711,772 shares of Common Stock (the “Pre-Funded Warrant Shares”), and (iii) warrants (the “Common Warrants”) to purchase up to 163,636,364 shares of Common Stock (“Common Warrant Shares”). Each purchaser of Shares (or Pre-Funded Warrants in lieu of Shares) received a Common Warrant exercisable for 150% of the aggregate number of Shares (or Pre-Funded Warrants in lieu of Shares) acquired by such purchaser. The combined offering price for each Share and Common Warrant was $0.11, and the combined offering price for each Pre-Funded Warrant and accompanying Common Warrant was $0.1099. The Pre-Funded Warrants have an exercise price of $0.0001 per share, are exercisable immediately and expire when exercised in full. Each Common Warrant has an exercise price per share equal to $0.132 from the issuance date until the six-month anniversary of the issuance date and $0.11 from the six-month anniversary of the issuance date until the five-year expiration date. Common Warrants will be exercisable immediately for up to 90,909,091 Common Warrant Shares (the “Initial Common Warrant Shares”) on a first come, first serve basis, with exercises for additional amounts being subject to the Company’s increasing its available authorized shares.

The net proceeds of the Offering, after deducting the fees and expenses of the Placement Agent (as defined below), described in more detail below, and other offering expenses payable by the Company, were approximately $11 million. The Company intends to use the net proceeds from this Offering to pursue its announced business plans and for working capital and general corporate purposes.

In connection with the Offering, on February 12, 2026, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with institutional investors. Pursuant to the Purchase Agreement, the Company agreed not to issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock or file any registration statement or prospectus, or any amendment or supplement thereto for 60 days after the closing date of the Offering, subject to certain exceptions. The Company agreed not to effect or enter into an agreement to effect any issuance of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock involving a Variable Rate Transaction (as defined in the Purchase Agreement) until the earlier of six months from the date of the Purchase Agreement or the date as of which the purchasers no longer hold at least 75% of the securities acquired under the Purchase Agreement, subject to certain exceptions. Additionally, in connection with the Offering, each of the officers and directors of the Company entered into lock-up agreements, pursuant to which they agreed not to sell or transfer any of the Company securities they hold, subject to certain exceptions, during the 60 days following the closing of the Offering.

The Purchase Agreement contains customary representations, warranties, agreements, and indemnification obligations of the Company. The representations, warranties and covenants contained in the Purchase Agreement were made only for the purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties. A holder will not have the right to exercise any portion of the Common Warrants or Pre-Funded Warrants if the holder (together with its affiliates) would beneficially own in excess of 4.99% or 9.99%, as applicable, of the number of shares of Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Common Warrants or the Pre-Funded Warrants, respectively.

Pursuant to a Placement Agency Agreement (the “Placement Agency Agreement”) with Joseph Gunnar & Co., LLC (the “Placement Agent”), the Company agreed to (i) pay a total cash fee equal to up to seven and a half percent (7.5%) of the aggregate gross proceeds raised in the Offering for amounts up to and including $10,000,000, and an additional cash fee equal to six percent (6.0%) of the gross proceeds raised in the Offering for amounts in excess of $10,000,000, (ii) reimburse for reasonable accountable and out-of-pocket expenses incurred relating to the Offering up to $60,000, unless otherwise agreed, and (iii) issue to the Placement Agent or its designees warrants (the “Placement Agent Warrants”) to purchase up to an aggregate of 2,181,818 shares of Common Stock (the “Placement Agent Warrant Shares”). The Placement Agent Warrants have an exercise price of $0.1375 per share (which represents 125% of the combined public offering price per Share and accompanying Common Warrant), are exercisable beginning six months from the date of issuance and expire on the five-year anniversary of the closing date of the Offering.

The Shares, the Pre-Funded Warrants, the Pre-Funded Warrant Shares, the Common Warrants and the Initial Common Warrant Shares were offered by the Company pursuant to a Registration Statement on Form S-1 (the "Registration Statement") filed with the Securities and Exchange Commission (the “SEC”) on February 10, 2026, under the Securities Act (File No. 333-293338), and declared effective by the SEC on February 12, 2026. The Company has agreed to maintain an effective registration statement for the resale of the Initial Common Warrant Shares by investors and intends to file a registration statement in the future to register the remaining Common Warrant Shares not registered on the Registration Statement and the Placement Agent Warrant Shares. If at any time after the Offering the Common Warrant Shares are not registered, a holder may exercise its Common Warrants on a cashless basis, subject to beneficial ownership limitations in the Common Warrants and the increase in available authorized shares.

The foregoing descriptions of the Purchase Agreement, the Placement Agency Agreement, the Common Warrants, the Pre-Funded Warrants and the Placement Agent Warrants are not complete and are qualified in their entirety by reference to the full text of the form of such documents that have been filed with the SEC.

This Current Report does not constitute an offer to sell any securities or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in Item 3.03 is hereby incorporated by reference into this Item 3.01.

Item 3.03 Material Modification to Rights of Security Holders.

Reasons for the Reverse Stock Split

Trading of the Company’s Common Stock was halted by NYSE American on February 13, 2026, because the trading price dropped below NYSE American’s Minimum Trading Price of $0.10. The Company is conducting a 1-for-4.99 reverse stock split (the “Reverse Stock Split”) immediately in order to return to compliance with the Minimum Trading Price requirement.

Following the resumption of trading on March 2, 2026, to the extent the Company’s Common Stock trades below $0.10, trading in the Common Stock would be halted, and the Company’s Common Stock would be delisted by NYSE American. The Company cannot provide assurance that such increase in trading above $0.10 will occur or that, if such increase does occur, it will be sustained.

Effects of the Reverse Stock Split

Effective Date; Symbol; CUSIP Number

The Company anticipates that the Reverse Stock Split will become effective on February 27, 2026 (the “Effective Date”) after the close of market and that the Common Stock would begin trading on a split-adjusted basis at the commencement of trading on March 2, 2026 under the Company’s existing trading symbol “BURU.” The Common Stock will be assigned a new CUSIP number, 67021W 400, in connection with the Reverse Stock Split.

Split Adjustment; Treatment of Fractional Shares

Currently, the Company has approximately 550,701,921 shares of Common Stock outstanding. After the Reverse Stock Split, the Company expects to have approximately 110,361,106 shares outstanding. On the Effective Date, the total number of shares of Common Stock will be exchanged for the number of shares of Common Stock equal to (i) the number of issued and outstanding shares of Common Stock immediately prior to the Reverse Stock Split, divided by (ii) 4.99, with such resulting number of shares rounded up to the nearest whole share. As a result, no fractional shares will be issued in connection with the Reverse Stock Split. Also on the Effective Date, all equity awards outstanding immediately prior to the Reverse Stock Split will be adjusted to reflect the Reverse Stock Split.

Delaware State Filing

The Reverse Stock Split will be effected pursuant to the Company’s filing of a Certificate of Amendment (the “Certificate”) with the Secretary of State of the State of Delaware prior to the Effective Date. The foregoing description of the Certificate is not complete and is qualified in its entirety by reference to the full text of the Certificate, a copy of which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Capitalization

The Company is authorized to issue 900,000,000 shares of Common Stock and 50,000,000 shares of the Company’s preferred stock, $0.0001 par value per share (“Preferred Stock”). There will be no change to the number of authorized shares of capital stock of the Company. The Reverse Stock Split will have no effect on the par value of the Common Stock or the Preferred Stock.

Immediately after the Reverse Stock Split, each stockholder’s percentage ownership interest in the Company and proportional voting power will remain unchanged, except for minor changes and adjustments that will result from the treatment of fractional shares. The rights and privileges of the holders of shares of Common Stock will be unaffected by the Reverse Stock Split.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 is hereby incorporated by reference into this Item 5.03.

Item 8.01 Other Events.

A copy of the press release issued by the Company on February 17, 2026 announcing the closing of the Offering and plans to effect the Reverse Stock Split included as Exhibit 99.1 hereto and is incorporated by reference. For purposes of Section 18 of the Securities Exchange Act of 1934, this press release is deemed furnished, not filed.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1

Form of Placement Agency Agreement, between Nuburu, Inc. and Joseph Gunnar & Co., LLC (filed as Exhibit 1.1 to the Registrant’s Registration Statement on Form S-1 filed on September 10, 2025 (No. 333-293338) and incorporated herein by reference)

3.1*	Certificate of Amendment
4.1	Form of Warrant to Purchase Common Stock (filed as Exhibit 4.13 to the Registrant’s Registration Statement on Form S-1 filed on February 10, 2026 (No. 333-293338) and incorporated herein by reference)
4.2

Form of Pre-Funded Common Stock Purchase Warrant (filed as Exhibit 4.14 to the Registrant’s Registration Statement on Form S-1 filed on February 10, 2026 (No. 333-293338) and incorporated herein by reference)

4.3

Form of Placement Agent’s Purchase Warrant (filed as Exhibit 4.15 to the Registrant’s Registration Statement on Form S-1 filed on February 10, 2026 (No. 333-293338) and incorporated herein by reference)

10.1**

Form of Securities Purchase Agreement, by and between Nuburu, Inc. and the purchasers party thereto (filed as Exhibit 10.103 to the Registrant’s Registration Statement on Form S-1 filed on February 10, 2026 (No. 333-293338) and incorporated herein by reference)

99.1*	Press Release, dated as of February 17, 2026
104	Cover Page Interactive Data File (formatted as Inline XBRL document).

* Filed herewith

** Certain schedules and exhibits have been omitted in accordance with Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

Forward-Looking Statements

This Current Report contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this Current Report may be forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “seek,” “targets,” “projects,” “could,” “would,” “continue,” “forecast,” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts, and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Many factors may cause the Company's actual results to differ materially from current expectations, including but are not limited to: (1) anticipated net proceeds and use of proceeds from the Offering, (2) the Company’s ability to successfully effect the Reverse Stock Split, realize the anticipated benefits of the Reverse Stock Split and meet NYSE American listing standards; (3) the impact of the loss of the Company’s patent portfolio through foreclosure; (4) failure to achieve expectations regarding business development and the Company’s acquisition strategy; (5) the inability to access sufficient capital to operate; (6) the inability to realize the anticipated benefits of acquisitions; (7) changes in applicable laws or regulations; (8) adverse economic, business, or competitive factors; (9) financial market volatility due to geopolitical and economic factors; and (10) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s most recent periodic report on Form 10-K or Form 10-Q and other documents filed with the SEC from time to time. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company does not give any assurance that it will achieve its expected results. The Company assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUBURU, INC.

Date:	February 18, 2026	By:	/s/ Alessandro Zamboni
Name: Alessandro Zamboni Title: Executive Chairman and Co-Chief Executive Officer